EXHIBIT 4.1






                         PENINSULA GAMING COMPANY, LLC,
                             PENINSULA GAMING CORP.

                                   as Issuers,

                and the Subsidiary Guarantors referred to herein



                          12 1/4% Senior Notes due 2006
                     _______________________________________


                          FIRST SUPPLEMENTAL INDENTURE

                          Dated as of February 15, 2002
                    ________________________________________




                         U.S. BANK NATIONAL ASSOCIATION
                     (f/k/a Firstar Bank of Minnesota, N.A.)

                                   as Trustee

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                          FIRST SUPPLEMENTAL INDENTURE


         THIS FIRST SUPPLEMENTAL INDENTURE, effective as of February 15, 2002 (the "First Supplemental Indenture"), is entered into by and among Peninsula Gaming Company, LLC, a Delaware limited liability company (the "Company"), and Peninsula Gaming Corp., a Delaware corporation ("PGC" and together with the Company, the "Issuers"), any future Subsidiary Guarantors (as defined in the Original Indenture) and U.S. Bank National Association (f/k/a Firstar Bank of Minnesota, N.A.), as trustee (the "Trustee") under and pursuant to an Indenture dated as of July 15, 1999, by and between the Issuers, the Subsidiary Guarantors and the Trustee (the "Original Indenture"). All capitalized terms used in this First Supplemental Indenture that are defined in the Original Indenture, either directly or by reference therein, have the respective meanings assigned to them therein, except to the extent such terms are otherwise defined in this First Supplemental Indenture or the context clearly requires otherwise.

         WHEREAS, Section 9.2 of the Original Indenture provides, among other things, that, with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, the Issuers and the Trustee may amend or supplement the Original Indenture; and

         WHEREAS, the Issuers desire to amend and supplement the Original Indenture by way of the adoption of the amendments set forth in Article I of this First Supplemental Indenture (the "Proposed Amendments"); and

         WHEREAS, the Holders of at a majority in aggregate principal amount of the outstanding Notes have consented to the Proposed Amendments; and

         WHEREAS, the Board of Directors of the Issuers have adopted resolutions authorizing and approving the Proposed Amendments, and the Issuers and the Trustee are executing and delivering this First Supplemental Indenture in order to provide for such amendments;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this First Supplemental Indenture hereby agree as follows:


                                    ARTICLE I

                        AMENDMENTS TO ORIGINAL INDENTURE

         Section  1.1.  Section 1.1 of the  Original  Indenture  -  Definitions.
Section 1.1 of the Original Indenture is hereby amended by adding the following definitions in the corresponding alphabetical order:

      (a) "OED" means The Old Evangeline Downs, L.C., a Louisiana limited liability company.

      (b) "Permitted OED Investment" means a direct or indirect Investment by the Company in OED in an aggregate amount not to exceed $15.0 million, plus the payment of certain reimbursable developmental, legal and licensure expenses to be paid out of the proceeds of the Racino Project.

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      (c)  "Racino Project" means the  construction  and development by OED of a racetrack and gaming operation in Louisiana.


         Section 1.2. Section 4.7 of the Original Indenture - Limitations on Restricted Payments. Section 4.7(b) of the Original Indenture is hereby amended by inserting the following additional provision:

         "(x) the Premitted OED Investment."


         Section 1.3.  Guarantee by OED Acquisition, LLC.

         OED Acquisition, LLC, a Delaware limited liability company, unconditionally guarantees all of the Issuers' Obligations as set forth in
Article X of the Original Indenture in the same manner and to the same extent as if it had executed the Original Indenture as one of the parties thereto defined as a "Subsidiary Gurantor" therein.


                                   ARTICLE II

                               GENERAL PROVISIONS

         Section 2.1. Effectiveness and Operativeness. The provisions of this First Supplemental Indenture shall become effective, and the amendments provided for in Article I of this First Supplemental Indenture shall be operative, immediately upon the execution and delivery by the Trustee of this First Supplemental Indenture.

         Section 2.2. Ratification of Indenture. The Original Indenture is in all respects acknowledged, ratified and confirmed, and shall continue in full force and effect in accordance with the terms thereof and as supplemented by this First Supplemental Indenture. The Original Indenture and this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

         Section 2.3. Certificate and Opinion as to Conditions Precedent. Simultaneously with and as a condition to the execution of this First Supplemental Indenture, the Issuers are delivering to the Trustee:

                  (a) Officers' Certificates in the forms attached hereto as Exhibit A-1 and Exhibit A-2; and

                  (b) an Opinion of Counsel covering the matters described in Exhibit B attached hereto.

         Section 4.04. Effect of Headings. The Article and Section headings in this First Supplemental Indenture are for convenience only and shall not affect the construction of this First Supplemental Indenture.

         Section 4.05. Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED AND INTERPRETED AND THE RIGHTS OF THE PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). EACH OF THE ISSUERS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE

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CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE
CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE ISSUERS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE ISSUERS IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE ISSUERS AT THE ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EITHER OF THE ISSUERS IN ANY OTHER JURISDICTION.

         Section 4.06. Multiple Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 4.07. Trustee's Disclaimer. The recitals contained in this First Supplemental Indenture shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, enforceability or sufficiency of this First Supplemental Indenture.

         Section 4.08. Successors and Assigns. All agreements of the Issuers and any Subsidiary Guarantors in this First Supplemental Indenture shall bind its successors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.





      [Remainder of Page Left Blank Intentionally; Signature Page Follows]





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


         IN WITNESS WHEREOF, the parties to this First Supplemental Indenture have caused the Supplemental Indenture to be duly executed as of day and year first above written.


                                            PENINSULA GAMING COMPANY, LLC


Attest:_________________________            By:_________________________________
       Name:  Michael S. Luzich                Name:  M. Brent Stevens
       Title:                                  Title:



                                            PENINSULA GAMING CORP.


Attest:_________________________            By:_________________________________
       Name:  Michael S. Luzich                Name:  M. Brent Stevens
       Title:                                  Title:



                                            OED ACQUISITION, LLC


Attest:_________________________            By:_________________________________
       Name:  Michael S. Luzich                Name:  M. Brent Stevens
       Title:                                  Title:



                                            U.S. BANK NATIONAL ASSOCIATION
                                            (Firstar Bank of Minnesota, N.A),
                                            as Trustee



                                            By:_________________________________
                                               Name:
                                               Title:



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